Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth and Income Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 2, 2005                     /s/Vincent J. Esposito
                                     -------------------------
                                     Vincent J. Esposito
                                     President
                                     Scudder Growth and Income Fund, a series of
                                     Investment Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth and Income Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 2, 2005                  /s/Paul Schubert
                                  -----------------
                                  Paul Schubert
                                  Chief Financial Officer and Treasurer
                                  Scudder Growth and Income Fund, a series of
                                  Investment Trust